UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2010

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

000-53930	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

INDEX TO EXHIBITS

News Release Dated November 10, 2010 and Financial Statements

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2010, a news release was issued on the subject of third quarter 2010 consolidated earnings for General Motors Company (GM). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of GM’s Quarterly Report on Form 10-Q. The news release and financial statements are incorporated as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	News Release Dated November 10, 2010 and Financial Statements	Attached as Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

Date: November 10, 2010	By:	/S/ NICK S. CYPRUS
Nick S. Cyprus Vice President, Controller and Chief Accounting Officer